                                                                   Exhibit 99.16

(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2005-AR1

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $1,062,281,000 (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-AR1

                       MERRILL LYNCH MORTGAGE LENDING INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR

                         ARGENT MORTGAGE COMPANY, L.L.C.
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                     [DEUTSCHE BANK NATIONAL TRUST COMPANY]
                                    TRUSTEE

                              SEPTEMBER [20], 2005

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2005-AR1

                                IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

APPENDIX A

FICO DISTRIBUTION

Note: Cells in red font are calculations

                        COLLATERAL CUTS FOR SUBPRIME POO

                   Total Balance              Adjusted Balance[1]
               ---------------------          -------------------  WA Loan          % Covered by
FICO              Amount       %[2]     LTV      Amount     %[2]   Balance   WAC   Mortgage Ins.  WA FICO
----           -------------  ------  ------  -----------  ------  -------  -----  -------------  -------
FICO NA                         0.00%  >65.0                0.00%
0 - 500              273,160    0.02%  >65.0      273,160   0.02%  136,580  7.693      100.00         500
500.01 - 550      73,144,907    6.60%  >70.0   73,144,907   6.60%  173,741  7.553       64.16      532.77
550.01 - 575      88,144,846    7.95%  >70.0   88,144,846   7.95%  181,742  7.515       72.84      562.18
575.01 - 600      99,013,533    8.93%  >70.0   99,013,533   8.93%  183,699  7.411       64.03      588.03
600.01 - 620     145,333,385   13.11%  >70.0  144,892,485  13.07%  198,543  7.364       64.19      610.68
620.01 - 650     344,135,878   31.05%  >80.0  222,104,668  20.04%  219,614  7.159       44.31      634.28
650.01 - 680     178,961,015   16.15%  >80.0   95,836,173   8.65%  229,437  7.037       36.37         663
680.01 - 700      79,371,231    7.16%  >85.0   32,453,812   2.93%  242,725  6.806       29.33      688.92
700.01 - 750      80,785,158    7.29%  >85.0   22,485,233   2.03%  250,886  6.722       23.51      721.08
750.01 - 800      17,648,648    1.59%  >85.0    2,932,546   0.26%  241,762  6.768       19.33      766.72
800 +              1,467,887    0.13%  >85.0           --   0.00%  293,577  6.790        9.47       803.3
               -------------  ------          -----------  -----   -------  -----       -----      ------
TOTAL          1,108,279,648  100.00%         781,281,363  70.49%  210,980  7.179       47.96       631.8
               =============  ======          ===========  =====   =======  =====       =====      ======

                                         % W/    CLTV w/    % SFD/  % Owner  % Full     %
FICO           WA LTV  WA DTI   % IO  Piggyback  piggyback    PUD     Occ.     Doc   Cashout
----           ------  ------  -----  ---------  ---------  ------  -------  ------  -------
FICO NA
0 - 500         8787%   44.98      0        0      87.87     57.49     100      100     100
500.01 - 550    8774%   40.31      0     3.04       87.9     89.04   99.71    87.42   84.46
550.01 - 575    8836%   40.16      0     1.68      88.46     88.12   96.21    77.48   84.84
575.01 - 600    8990%   40.17      0     0.75      89.94     83.68   94.44    66.09   79.97
600.01 - 620    9097%    39.8   6.72     3.06      91.46     83.71   91.49    56.67   68.81
620.01 - 650    8587%   39.23  63.78    24.43      90.67     83.77   92.45    50.03   60.08
650.01 - 680    8484%   40.29  75.26    34.91       91.8     81.43   93.93    45.19   54.88
680.01 - 700    8485%   39.34  76.25    42.18      93.19     78.21   92.19     40.2   45.54
700.01 - 750    8284%   39.36  89.69    58.61      94.41     78.41   96.38    35.03   28.68
750.01 - 800    8172%   36.23  91.89    64.81      94.85     70.51   92.46    39.01   17.35
800 +           7574%   43.56    100    72.76      90.29     90.53     100        0   17.77
                -----   -----  -----    -----      -----     -----   -----    -----   -----
TOTAL           86.68   39.68  46.43    22.45      91.05     83.07    93.8    54.18   61.68
                =====   =====  =====    =====      =====     =====   =====    =====   =====

FICO: AVERAGE            632            MIN:          500    MAX:      806

DEBT-TO INCOME (DTI) DISTRIBUTION

                    Total Balance             Adjusted Balance[1]
                ---------------------         -------------------  WA Loan          % Covered by
DTI                 Amount      %[2]    FICO    Amount      %[2]   Balance   WAC   Mortgage Ins.  WA FICO
---             -------------  ------  -----  -----------  ------  -------  -----  -------------  -------
<= 20              45,307,584    4.09%  <550    2,333,756   0.21%  189,571  7.303      61.34       633.39
20.001 - 25.00     44,229,195    3.99%  <550    2,047,652   0.18%  170,112  7.289      50.19       633.66
25.001 - 30.00     71,587,772    6.46%  <575   11,935,984   1.08%  177,637  7.244      51.74       630.29
30.001 - 35.00    131,688,742   11.88%  <575   19,246,847   1.74%  192,809  7.139      49.32       633.07
35.001 - 40.00    199,382,502   17.99%  <600   39,691,577   3.58%  215,782  7.134      45.40       637.54
40.001 - 45.00    277,699,644   25.06%  <625  112,388,303  10.14%  221,275  7.169      46.14       634.42
45.001 - 50.00    337,669,667   30.47%  <650  238,882,846  21.55%  227,387  7.184      47.55       625.62
50.001 - 55.00        476,057    0.04%  <675      476,057   0.04%  158,686  8.285      62.78        595.8
55+                   238,485    0.02%  <700      238,485   0.02%  238,485  6.150         --          695
                -------------  ------         -----------  -----   -------  -----      -----        -----
TOTAL           1,108,279,648  100.00%        427,241,507  38.55%  210,980  7.179      47.96        631.8
                =============  ======         ===========  =====   =======  =====      =====        =====

                                          % W/     CLTV w/   % SFD/  % Owner  % Full     %
DTI             WA LTV  WA DTI   % IO  Piggyback  piggyback    PUD     Occ.     Doc   Cashout
---             ------  ------  -----  ---------  ---------  ------  -------  ------  -------
<= 20            87.07   14.16  31.23     10.9      89.03      73.7   70.41    50.56   63.51
20.001 - 25.00   86.76    23.2  39.08    15.41      89.82     79.88   86.28    54.63   64.55
25.001 - 30.00   86.64   28.27   43.9    17.11      89.94     83.52   90.99    64.45    66.7
30.001 - 35.00   86.82   33.14  45.64    19.53      90.62     87.45   93.67    57.32    63.5
35.001 - 40.00   86.05   38.21  54.17    24.29      90.85     82.29   96.15    50.36   58.87
40.001 - 45.00   86.63    43.2  50.45    27.08      91.95     83.09   96.45    51.51   58.47
45.001 - 50.00   86.98   48.11  42.51    22.34      91.27     83.36   95.05    55.61   63.62
50.001 - 55.00    92.6   52.64      0        0       92.6       100     100    62.78   24.04
55+              88.89      60      0        0      88.89       100       0      100     100
                 -----   -----  -----    -----      -----     -----   -----    -----   -----
TOTAL            86.68   39.68  46.43    22.45      91.05     83.07    93.8    54.18   61.68
                 =====   =====  =====    =====      =====     =====   =====    =====   =====

  DTI: AVERAGE          36.98           MIN:            1    MAX:       60

LOAN-TO- VALUE (LTV) DISTIBUTION

                     Total Balance                       Adjusted Balance[1]
                 ---------------------                   -------------------  WA Loan         % Covered by
LTV                  Amount      %[2]         DTI         Amount    %[2]      Balance   WAC   Mortgage Ins.  WA FICO
---              -------------  ------  ---------------  -------  ----------  -------  -----  -------------  -------
less than 60.00     10,153,424    0.92% greater than 50       --     0.00%    230,760  6.618         --       662.81
60.01 - 70.00       16,842,833    1.52%            > 50       --     0.00%    251,386  6.569         --       652.98
70.01 - 79.99       39,385,213    3.55%            > 50       --     0.00%    275,421  6.555         --       658.07
80.00              251,541,224   22.70%            > 50       --     0.00%    242,099  6.820         --       673.12
80.01 - 85.00      166,193,294   15.00%            > 50  114,463     0.01%    209,575  7.010      76.23       602.97
85.01 - 90.00      368,173,330   33.22%            > 50  238,485     0.02%    194,492  7.366      75.12       610.07
90.01 - 95.00      248,547,712   22.43%            > 50  361,594     0.03%    203,728  7.515      49.82       634.16
95.01 - 100.00       7,442,619    0.67%            > 50       --     0.00%    137,826  8.094      59.36       645.66
100+                        --    0.00%            > 50       --     0.00%
                 -------------  ------                   -------     ----     -------  -----      -----        -----
TOTAL            1,108,279,648  100.00%                  714,543     0.06%    210,980  7.179      47.96        631.8
                 =============  ======                   =======     ====     =======  =====      =====        =====

                                            % W/    CLTV w/                                %
                                         Piggyback  piggyback  % SFD/  % Owner          Cashout
LTV              WA LTV  WA DTI  % IO      second    second      PUD     Occ    % Full    Refi
---              ------  ------  ------  ---------  ---------  ------  -------  ------  -------
less than 60.00   49.22   37.44  100.00      3.8      50.68      84.6     100    66.55   98.42
60.01 - 70.00     66.26   38.38  100.00     0.75      66.49     95.17   99.29    55.41   84.37
70.01 - 79.99     76.02   38.61  100.00    10.19      77.96     91.31    99.5    66.55   83.28
80.00                80   40.57  100.00    93.43      98.61     83.35    99.7    29.54    9.28
80.01 - 85.00     84.43   39.41   28.20     1.34      84.56     75.29   93.47    69.65   88.25
85.01 - 90.00     89.62   39.13   23.68     1.73      89.72     84.35   85.88    62.81   81.97
90.01 - 95.00     94.81   40.09   25.20     0.27      94.82     83.78   98.07    52.72   60.82
95.01 - 100.00    99.97   41.37    0.00        0      99.97     87.53     100     77.5    49.2
100+
                  -----   -----   -----    -----      -----     -----   -----    -----   -----
TOTAL             86.68   39.68   46.43    22.45      91.05     83.07    93.8    54.18   61.68
                  =====   =====   =====    =====      =====     =====   =====    =====   =====

   LTV: AVERAGE          86.68    MIN:            26.09     MAX:         100

[1] Balance of the collateral cut combined with second qualifier, i.e. (LTV), FICO, DTI etc. All other cuts except the adjusted balance are only for the main bucket

[2]  Percent of the Aggregate Principal Balance - calculated automatically.

TOP 10 ORIGINATORS

Originator    %[2]
----------   ------
  Argent     100.00%

TOP 10 SERVICERS

Servicer    %[2]
--------   ------
Wilshire   100.00%

TOP 10 MSA

MSA              %[2]
---              ----
Miami FL         3.61
Los Angeles CA   2.81
Chicago IL       2.47
Phoenix AZ       1.61
Las Vegas NV     1.44
Brooklyn NY      1.15
San Diego CA     0.98
Sacramento CA    0.84
San Jose CA      0.80
Riverside CA     0.76

TOP 10 INVESTOR MSA

Investor MSA      %[2]
------------      ----
Chicago IL        8.97
Miami FL          4.83
Los Angeles CA    2.39
Indianapolis IN   2.12
Minneapolis MN    1.64
Philadelphia PA   1.59
Phoenix AZ        1.53
Brooklyn NY       1.43
Milwaukee WI      1.30
Sacramento CA     1.29

APPENDIX A

GEOGRAPHIC CONCENTRATION - TOP 5 STATES

                            Total Balance
                         ------------------  WA Loan                                     % W/
STATE                       Amount     %[2]  Balance  WA FICO  WA LTV  WA DTI   % IO  Piggyback  % Owner Occ  % NINA/Stated
-----                    -----------  -----  -------  -------  ------  ------  -----  ---------  -----------  -------------
California               357,626,978  32.27  326,302   644.47   84.27   40.78  68.42    32.68       97.96         45.52
Florida                  145,463,278  13.13% 185,540   628.97   88.08   38.98  39.19    19.65       91.65         26.43
New York                 100,746,064   9.09% 319,829   628.16   87.72   40.43  28.61     9.14       93.96          45.9
Illinois                  74,872,030   6.76% 181,288   617.24   88.71   40.23  28.66    17.23       89.76         40.82
Arizona                   50,930,232   4.60% 154,803   637.54   87.49   37.43  43.55    19.79       94.05         25.82
                         -----------  -----  -------   ------   -----   -----  -----    -----       -----         -----
TOTAL                    729,638,583  65.84% 248,430   635.85   86.19   40.08  51.28    24.35       95.03         39.91
                         ===========  =====  =======   ======   =====   =====  =====    =====       =====         =====

PRINCIPAL BALANCE

                             Total Balance
Scheduled Principal      ---------------------                                      % W/
Balance                      Amount      %[2]    WA FICO  WA LTV  WA DTI   % IO   Piggyback  % NINA/Stated
-------------------      -------------  ------   -------  ------  ------  ------  ---------  -------------
0 - $50K                                  0.00%
$50 - $100K                 66,296,421    5.98%   608.21   89.46   35.71    9.09     7.63        21.51
$100 - $300K               596,929,924   53.86%   627.67    86.9   39.46   42.14    22.53        33.58
$300 - $500K               366,985,012   33.11%   641.47   86.08   40.74   57.11    25.57        45.23
$500 - $800K                78,068,291    7.04%   637.98   85.53   39.79   60.77    19.68        32.02
$800 - $1M                                0.00%
$1M+                                      0.00%
                         -------------  ------    ------   -----   -----   -----    -----        -----
TOTAL                    1,108,279,648  100.00%   631.80   86.68   39.68   46.43    22.45        36.61
                         =============  ======    ======   =====   =====   =====    =====        =====


            PRINCIPAL BALANCE: AVERAGE 210980 MIN: 59589 MAX: 760179

DOCUMENTATION TYPE

                             Total Balance
                         ---------------------            WA Loan                                                       % Cashout
Dco Type                    Amount       %[2]      WAC    Balance  WA FICO  WA LTV  WA DTI   % IO   % W/   % Owner Occ     Ref
--------                 -------------  ------   ------   -------  -------  ------  ------  -----  ------  -----------  ---------
Full Doc                   600,442,012   54.18%  701.30%  195,903   619.17   87.25   39.68  36.98  12.37      95.19       73.62
Stated Income              405,731,684   36.61%  743.80%  233,986   652.14   85.54   40.68  61.74   39.4      92.48        43.7
Stated Assets                             0.00%
Limited Verification       102,105,952    9.21%  712.50%  224,903   625.21   87.92   35.73   41.2  14.35      90.87       62.93
of Income
No Income Disclosed                       0.00%
Other                                     0.00%
                         -------------  ------   ------   -------   ------   -----   -----  -----  -----      -----       -----
TOTAL                    1,108,279,648  100.00%  717.90%  210,980   631.80   86.68   39.68  46.43  22.45      93.80       61.68
                         =============  ======   ======   =======   ======   =====   =====  =====  =====      =====       =====

APPENDIX A

PROPERTY TYPE

                            Total Balance
                         --------------------  WA Loan                                     % W/    % Owner  % Cashout
Property Type                Amount      %[2]  Balance  WA FICO  WA LTV  WA DTI   % IO  Piggyback     Occ      Refi    % NINA/Stated
-------------            -------------  -----  -------  -------  ------  ------  -----  ---------  -------  ---------  -------------
Single Family             ############    73%  208,625   628.94   86.68    39.8   46.76    21.07     95.37     65.66        35.57
PUD                       ############    10%  231,082   637.18   86.34   39.66   54.57    29.91     94.09     52.77        32.51
Townhouse                                  0%
2 - 4 Family             91,094,950.58     8%  271,116   643.39   86.63   38.84   39.28    21.22     82.80     55.62        54.03
Condo                    84,713,177.25     8%  182,572   636.77   87.36   39.83   46.49    28.94     89.56     42.08        38.33
Manufactured             11,793,832.84     1%  126,815   650.06   85.52   37.58    0.00     7.39     99.09     63.58         0.00
Other                                      0%
                         -------------   ---   -------   ------   -----   -----   -----    -----     -----     -----        -----
TOTAL                    1,108,279,648   100%  210,980   631.80   86.68   39.68   46.43    22.45     93.80     61.68        36.61
                         =============   ===   =======   ======   =====   =====   =====    =====     =====     =====        =====

PMI - PRIMARY MORTGAGE INSURANCE

                             Total Balance
                         ---------------------   Is MI down
Mortgage Insurance           Amount      %[2]     to 60 LTV
------------------       -------------  ------   ----------
Loans >80 LTV w/MI         531,488,440   47.96%      Yes
Loans >80 LTV w/o MI       258,868,514   23.36%      No
Other                      317,922,694   28.69%      No
                         -------------  ------
TOTAL                    1,108,279,648  100.00%
                         =============  ======

LOAN PURPOSE

                              Total Balance
                         ----------------------                                       % W/
Loan Purpose                 Amount       %[2]   WA. FICO  WA. LTV  WA DTI   % IO  Piggyback  % Owner Occ
------------             -------------  -------  --------  -------  ------  -----  ---------  -----------
Refinance - Cashout       683616957.2    61.68%   618.81    87.59    39.64  32.87    2           94.33
Purchase                  386731902.1    34.89%   655.25    85.18    39.73  69.83    58.53       92.53
Refinance - Rate Term     37930788.58     3.42%   626.88    85.74    39.93  52.35    23.16       97.14
Other                                     0.00%
                          -----------   ------     -----    -----    -----  -----    -----       ----
TOTAL                      1108279648   100.00%    631.8    86.68    39.68  46.43    22.45       93.8
                          ===========   ======     =====    =====    =====  =====    =====       ====

COLLATERAL TYPE - FIXED/FLOATING

                              Total Balance
                         ----------------------                                       % W/
PRODUCT                      Amount       %[2]   WA. FICO  WA. LTV  WA DTI   % IO  Piggyback  % Owner Occ  % Cashout Refi
-------                  -------------  -------  --------  -------  ------  -----  ---------  -----------  --------------
2/28 2yr IO                372,118,538   33.58%     664     82.64    40.08    100     49.25      99.01          41.04
2/28                       308,557,447   27.84%     598     90.65    39.49      0      1.01      88.85          77.38
30 Year Fixed              143,140,991   12.92%     615     89.65    39.17      0      1.48      90.79          79.32
3/27                       136,626,157   12.33%     600     90.58    39.83      0      1.91      88.33          74.67
3/27 3 yr IO               106,799,009    9.64%     670     82.75    39.44    100     48.26      99.17          42.77
30 year Fixed 5yr IO        33,680,260    3.04%     667     78.89    40.73    100     14.37     100.00          77.67
20 Year Fixed                2,827,497    0.26%     603     89.70    38.31      0      0.00     100.00          83.08
15 year Fixed                2,382,159    0.21%     609     88.62    31.53      0      0.00      73.59          88.86
2/28 3yr IO                  1,452,900    0.13%     696     84.61    34.18    100     69.27     100.00           0.00
3/27 2yr IO                    263,325    0.02%     662     77.62    29.62    100     52.44     100.00           0.00
20 year Fixed 5yr IO           165,600    0.01%     631     80.00     4.00    100    100.00     100.00           0.00
25 Year Fixed                  140,366    0.01%     555     85.00    32.00      0      0.00     100.00         100.00
15 year Fixed 5yr IO           125,400    0.01%     788     95.00    32.00    100      0.00     100.00         100.00
                         -------------  ------      ---     -----    -----  -----     -----     ------         ------
TOTAL                    1,108,279,648  100.00%     632     86.68    39.68  46.43     22.45      93.80          61.68
                         =============  ======      ===     =====    =====  =====     =====     ======         ======

*    Fill out complete list of mortgage loans including IO's